UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05904

ELFUN MONEY MARKET FUND

(Exact name of registrant as specified in charter)

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Address of principal executive offices) (Zip code)

GE ASSET MANAGEMENT, INC.

3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 06/30/10

ITEM 1.	REPORTS TO STOCKHOLDERS.

Elfun Money Market Fund (the “Fund” or “registrant”) is an employees’ securities company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Fund has received an exemption from various provisions of the 1940 Act, including Section 30 and the rules there under. Pursuant to this exemption, the Fund prepares and sends to shareholders only one financial report per year, its audited annual report, which is sent to shareholders within the required time following its fiscal year end. Because the Fund is not required under Section 30 of the 1940 Act to prepare and file a semi-annual financial report for the current period, the fund has prepared and filed a schedule of holdings for the current period with respect to this report on Form N-Q.

ITEM 2.	CODE OF ETHICS.

Applicable only to an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.

ITEM 5.	Audit Committee of Listed Registrants

Applicable only to an annual filing.

ITEM 6.	Schedule of Investments.

Not applicable. See Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

ITEM 10.	Submission of Matters to a Vote of Security Holders.

No material changes.

ITEM 11.	CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of James W. Ireland and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Elfun Money Market Fund

By:	/S/ JAMES W. IRELAND
James W. Ireland
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	August 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ JAMES W. IRELAND
James W. Ireland
Trustee, President and Chief Executive Officer GE Asset Management Incorporated

Date:	August 19, 2010

By:	/S/ EUNICE TSANG
Eunice Tsang
Treasurer, Elfun Funds

Date:	August 19, 2010

EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.